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                                                                    EXHIBIT 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Paul A. Ricci, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ScanSoft, Inc. on Form 10-Q for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of ScanSoft, Inc.


                                       By:   /s/  PAUL A. RICCI
                                       ---------------------------------
                                       Paul A. Ricci
                                       Chief Executive Officer and
                                       Chairman of the Board
                                       November 14, 2002

I, Richard S. Palmer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ScanSoft, Inc. on Form 10-Q for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of ScanSoft, Inc.


                                       By:   /s/  RICHARD S. PALMER
                                       ---------------------------------
                                       Richard S. Palmer
                                       Senior Vice President and
                                       Chief Financial Officer
                                       November 14, 2002